united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2019

Item 1. Reports to Stockholders.

Boyd Watterson Limited Duration Enhanced Income Fund

Class A Shares – BWDAX
Class C Shares – BWDCX
Class I Shares – BWDIX
Class I2 Shares – BWDTX

Annual Report
June 30, 2019

1-877-345-9597
www.boydwattersonfunds.com

Boyd Watterson Asset Management, LLC
1801 East 9th Street, Suite 2900
Cleveland, Ohio 44114
Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.boydwattersonfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Annual Report
Limited Duration Enhanced Income Fund (Unaudited)
June 30, 2019

Dear Investors and Consultants,

Thank you for your confidence in Boyd Watterson Asset Management and for allowing us to manage a portion of your assets in the Boyd Watterson Limited Duration Enhanced Income Fund.

Fund Objectives:

The Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”) seeks (i) income generation as a principal objective and (ii) capital preservation and total return as secondary objectives.

Performance Highlights:

The Fund’s Class I2 net return was 5.12% for the fiscal year ended June 30, 2019. The Fund’s benchmark, the Bloomberg Barclays 1-to-3 year Government/Credit Index returned 4.27% over the same period. While spreads for most of the targeted sectors of the Fund stood at pre-crisis levels at June 30, 2018, the 1 year period thereafter was one of relative instability for risk assets characterized by increased volatility, wider spreads and tighter liquidity. The Fund’s allocation to longer-dated, high yield corporate hybrids detracted most from performance during the period as late-cycle fears triggered a flight-to-quality response. Valuations altered meaningfully in the fourth quarter but provided pockets of relative value opportunities which proved advantageous after the sharp rebound in risk-asset prices during the first six months of 2019.

Fund Alpha	Highest Contribution	Lowest Contribution
Drivers	to Performance	to Performance
Sector	High Yield Corporates	US Treasuries
Quality	BB	AAA
Industries	Consumer Cyclicals, Industrials, Financials	Utilities, Technology, Basic Materials
Securities	URI 5.875% 09/15/26, FANG 5.375% 05/21/25, ACACN 7.75% 04/15/21	ENLK 6.0% Perp, C 6.125% Perp, SO 5.50% 03/15/57
Duration	3-5 Years	5-7 Years

Market and Sector Highlights:

Strong balance sheets, ample credit availability and a healthy supply & demand dynamic support our constructive view on commercial real estate, prompting an increased exposure to CMBS. A higher-than-typical allocation to the ABS and non-agency RMBS segments of the market is driven by our belief that the consumer, responsible for approximately 70% of GDP, remains on solid ground.

We remain positioned for an uptick in volatility entering this earnings season. Our 2019 outlook includes an accommodative Federal Reserve, a slowing but positive growth economy and inflation expectations below the Fed’s stated 2% target.

Annual Report
Limited Duration Enhanced Income Fund (Unaudited)
June 30, 2019

Portfolio Positioning:

In response to weakening market conditions, the Fund continued to become more defensively positioned during the period by rotating out of lower-quality, high beta credits and into those with cash flow profiles able to withstand a slowing profit cycle. Securities with ties to floating-rate LIBOR became increasingly less attractive from both a technical and macroeconomic perspective, thus prompting a shift out of both leveraged loans and fixed-to-floating rate corporate hybrids.

While attractive opportunities for yield within both the investment-grade and high yield corporate credit markets remain, managing both liquidity and a healthy risk/return profile are paramount to the Fund’s current positioning.

We believe the Fund’s limited duration profile positions it favorably versus intermediate- and longer-duration fixed income alternatives during periods of rising interest rates. We will continue to manage the portfolio with an up-in-quality bias across the sectors represented.

Dynamically Allocate Across Key Sectors

Data as of June 30, 2019. Sector allocations are subject to change and should not be considered investment advice.

Annual Report
Limited Duration Enhanced Income Fund (Unaudited)
June 30, 2019

Net Return by Period

	Current Quarter	YTD	One Year	Two Years*	Three Years*	Five Years*	Since Inception* (7/15/13)

Fund	1.97%	5.72%	5.12%	3.49%	3.90%	3.49%	3.55%
Index	1.48%	2.71%	4.27%	2.22%	1.59%	1.46%	1.40%

Data as of June 30, 2019.

Note: Fund represents Boyd Watterson LDEI Fund – Class I2 Shares (Net); Index represents Bloomberg Barclays 1-3 Year Govt/Credit Index. Inception date is September 30, 2013.

*	Returns are annualized.

Performance: Performance: The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Per the prospectus, the total annual fund operating expenses are Class I, 0.64%, Class I2, 0.63%, Class A, 0.89%, and Class C, 1.64%. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2019, to ensure that the net annual fund operating expenses will not exceed 0.62% of average daily net assets attributable to Class I, respectively. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 27, 2020, to ensure that the net annual fund operating expenses will not exceed 0.89% and 1.61% of average daily net assets attributable to Class A and C, respectively. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current as of the most recent month-end, please call toll-free 1-877-345-9597.

Performance shown before the inception date of the mutual fund, July 29th, 2016, is for the Fund’s predecessor limited partnership. The prior performance is gross of management fee and other expenses. The Fund’s investment goals, policies, guidelines and restrictions are similar to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 which, if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results. The predecessor fund had an inception date of June 30, 2013.

Annual Report
Limited Duration Enhanced Income Fund (Unaudited)
June 30, 2019

Fund Characteristics
Fund Total Gross Assets	$234.2M
Number of Holdings	117
Average Duration	1.69 years
Investment Grade	51%
High Yield	49%
Yields	Ticker Symbol	Subsidized SEC 30-day Yield	Unsubsidized SEC 30-day Yield
Class I Shares	BWDIX	2.78%	2.70%
Class I2 Shares	BWDTX	3.00%	2.69%
Class A Shares	BWDAX	2.60%	2.60%
Class C Shares	BWDCX	1.83%	1.83%

Portfolio holdings as of June 30, 2019.

Source: BondEdge, Bloomberg, Merrill Lynch Indices and internal models.

*	Benchmark: Bloomberg Barclays Capital 1-3 Year Govt/Credit Index.

Investment Allocation	Fund	Benchmark*
U.S. Treasury Notes	4%	66%
Investment Grade Bonds	19%	24%
High Yield Bonds	43%	0%
Bank Loans	3%	0%
ABS	19%	0%
RMBS	4%	0%
CMBS	5%	0%
Other	0%	10%
Cash	3%	0%
	100%	100%

Independent credit ratings agencies use a rating system to help investors determine the risk associated with an issuing company’s ability to meet its obligations (interest and principal repayment) on a loan. The ratings begin at AAA for the highest rating, with C or D being the lowest rating. The credit worthiness ratings shown above relate to the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Ratings shown above are subject to change.

Note: Due to rounding the data to whole percentages, the above numbers may vary slightly from exact calculations. Portfolio allocations are subject to change and should not be considered investment advice. SEC 30-day Yield is defined as a standardized measure of yield for a mutual fund (Source: Bloomberg). Average duration is defined as the measure of the sensitivity of the price -- the value of principal -- of a fixed-income investment to a change in interest rates (Source: Investopedia).

Industry Allocation:

Quality Allocation:

Portfolio allocations are subject to change and should not be considered investment advice.

Annual Report
Limited Duration Enhanced Income Fund (Unaudited)
June 30, 2019

Top Ten Holdings
Description	% of Fund
First American Government Obligations Fund	2.84%
U.S. Treasury Note 2.625% 11/15/2020	2.44%
ATS Automation Tooling Systems Inc 6.50% 06/15/2023	1.80%
Credit Acceptance Auto Loan Trust 3.75% 04/17/2028	1.79%
U.S. Treasury Notes 1.00% 10/15/2019	1.73%
Blue Cube Spinco LLC 9.75% 10/15/2023	1.45%
FirstCash Inc 5.375% 06/01/2024	1.44%
Norbord Inc 6.25% 04/15/2023	1.43%
VeriSign Inc 5.25% 04/01/2025	1.42%
Air Canada 7.75% 04/15/2021	1.41%
Total	17.75%

Note: Portfolio holdings are subject to change and should not be considered investment advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Boyd Waterson Limited Duration Enhanced Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.boydwattersonfunds.com or by calling 1-877-345-9597. The prospectus should be read carefully before investing. The Boyd Waterson Limited Duration Enhanced Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Investments in Mutual Funds involve risk including possible loss of principal. The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities.

Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. The interest rate on hybrid corporate securities can fluctuate from fixed to floating rate, which creates uncertainty regarding the interest rate that maybe received. When the Fund invests in other investment companies (such as ETFs and closed end funds), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results. Preferred securities may pay fixed or adjustable rates of return. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.

Boyd Watterson Asset Management, LLC is not affiliated with Northern Lights Distributors, LLC Member FINRA/SIPC. You cannot directly invest in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. This information is a summary in nature and is not a complete representation of the Fund. These terms may change at any time. This is not an offer or a solicitation to purchase interests in the Fund. If you have an interest in the Fund, you will be given a complete set of offering documents. You must rely only on the information contained in those documents in making any decision to invest. For Professional Use Only.

Annual Report
Limited Duration Enhanced Income Fund (Unaudited)
June 30, 2019

Investment Definitions:

Barclays Capital 1-3 Year Govt/Credit

The Bloomberg Barclays US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

10 Year Treasury

Yields are yield to maturity and pre-tax. Indices have increased in precision as of 5/20/2008 to 4 decimal places. The rates are comprised of Generic United States on-the-run government bill/note/bond indices.

Barclays Aggregate

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Barclays Capital Intermediate Govt/Credit

The Bloomberg Barclays US Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

BofA Merrill Lynch 1-3 Year BBB US Corporate Index

The BofA Merrill Lynch 1-3 Year BBB US Corporate Index is a subset of The BofA Merrill Lynch US Corporate Index including all securities with a remaining term to final maturity less than 3 years and rated BBB1 through BBB3, inclusive.

The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index

The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.

The BofA Merrill Lynch 1-3 Year B Cash Pay High Yield Index

The BofA Merrill Lynch 1-3 Year B Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated B1 through B3, inclusive.

Credit Suisse Leverage Loan Index

Credit Suisse (“CS”) Leveraged Loan (“LL”) is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.

Effective Duration

A duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Source: Barclays Bloomberg, Credit Suisse, BofA Merrill Lynch, The Federal Reserve.

Boyd Walterson Asset Management, a wholly-owned subsidiary of Boyd Watterson Holding Co., is an SEC-registered investment adviser that manages a variety of fixed Income and equity strategies. Registration does not imply a certain level of skill or training. The firm maintains a complete list and description of composites, which is available upon request.

Boyd Watterson Asset Management LLC claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GlPS standards. Boyd Watterson Asset Management LLC has been independently verified for the periods July 1, 2000 through March 31, 2019. The verification reports are available upon request. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GlPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GlPS standards. Verification does not ensure the accuracy of any specific composite presentation.

Results are based on fully discretionary accounts under management. Different types of investments and strategies involve varying levels of risk, and there can be no assurance that any specific investment or investment strategy will be suitable or profitable for a client’s or prospective client’s portfolio and may result in a loss of principal.

For reasons including variances in holdings among Composite accounts, variances in the investment management fee incurred, market fluctuation, the date on which a client engaged Boyd Watterson’s investment management services, and any account contributions or withdrawals, the performance of a specific clients account may vary substantially from Boyd Watterson’s composite performance results. Past performance is not indicative of future results.

The U.S. dollar is the currency used to express performance.

Boyd Watterson’s fee scale for the Boyd Watterson Limited Duration Enhanced Income Composite is 40 bps. Returns are presented gross and net of fees and include the reinvestment of all income. The gross performance is calculated by adding .40% annually or .03% monthly to the net-of-fee performance return. Gross returns are shown as supplemental information and are stated gross of the annual fee. Additional Information regarding policies for valuing portfolios, calculating performance, and preparing a compliant presentation are available upon request.

Boyd Watterson Limited Duration Enhanced Income Composite - For comparison purposes the composite Is measured against the Barclays 1-3 Year Government/Credit Index, which consists of Treasury or government agency securities and Investment grade corporate debt securities with maturities of one to three years. The Composite’s objectives are to obtain high levels of current Income, to seek opportunities for capital appreciation and to control volatilty in an effort to preserve principal by investing primarily In mid-grade credit rated corporate bonds ana leveraged loans, with a focus on short-to-Intermediate term maturities. The portfolio is Invested in B- or better, dollar denominated fixed income securities from various sectors like Corporates and other non-benchmark sectors like High Yield, Leveraged Loans, and Preferred Stock. High Yield bonds carry increased levels of credit and default risk and are less liquid than other fixed income securities. The overall level of risk should be higher than that of the benchmark given the significant exposure to corporate credit and non-benchmark sectors and securities. Returns are generated and risks are minimized through duration management, yield curve structure, sector allocation, security selection, volatility management, and tactical spread management. The minimum account size for this composite is $1 million The composite was created on December 31, 2013. All performance represents actual returns as opposed to model or simulated returns.

Period	Composite Assets (MM)	Firm Assets (MM)	% of SMA Accounts	Accounts at Period End	Composite Gross Return (%)	Composite Net Return (%)	Benchmark Return (%)	Composite Dispersion (%)	Composite 3 Yr Ex-Post Std. Dev.	Benchmark 3 Yr Ex-Post Std. Dev.
2018	176.5	7,000		2	-0.14%	-0.50%	1.60%	N/A	0.82	1.51
2017	136.5	6,838		1	4.46%	4.08%	0.85%	N/A	0.73	1.36
2016	96.0	6,595		1	6.37%	6.05%	1.28%	N/A	0.75	1.49
2015	102.9	6,408		1	2.03%	1.76%	0.65%	N/A	—	—
2014	69.1	5,668		1	1.72%	1.45%	0.77%	N/A	—	—

N/A information is not subsequently meaningful due to insufficient number of portfolios in the composite for the one to three year.

The three-year annualized ex-post standard deviation of the composite and/or benchmark is not presented for 2014 and 2015 because 36 monthly returns are not available.

5590-NLD-7/12/2019

Boyd Watterson Limited Duration Enhanced Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures(*) for the periods ended June 30, 2019, compared to its benchmark:

	One	Three	Five	Since	Since	Since
	Year	Year	Year	Inception (d)	Inception (e)	Inception (f)
Boyd Watterson Limited Duration Enhanced Income Fund - Class A	N/A	N/A	N/A	N/A	N/A	2.41%
Boyd Watterson Limited Duration Enhanced Income Fund - Class C	N/A	N/A	N/A	N/A	N/A	2.46%
Boyd Watterson Limited Duration Enhanced Income Fund - Class I	4.93%	N/A	N/A	3.50%	N/A	N/A
Boyd Watterson Limited Duration Enhanced Income Fund - Class I2 (a)	5.12%	3.90%	3.49%	N/A	3.55%	N/A
Bloomberg Barclays 1-3 Year Govt/Credit Index (b)	4.27%	1.59%	1.46%	2.06%	1.40%	2.15%
Bloomberg Barclays 1-5 Year Govt/Credit Index (c)	5.34%	1.72%	1.82%	2.37%	1.81%	2.86%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2019 for classes I & I2 and February 27,2020 for classes A & C to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 0.89%, 1.59%, 0.60%, and 0.40% of average daily net assets attributable to Class A, Class C, Class I, and Class I2, respectively. Please review the Fund’s most recent prospectus for more detail on this universal fee. Prior to November 1, 2018, total expenses incurred by Class I did not exceed 0.55%. Class A, Class C, Class I, and Class I2’s total annual expense ratio is 0.89%, 1.61%, 0.62%, and 0.42% per the Fund’s most recent prospectus, respectively. Without waiver the expense ratios are 0.89%, 1.64%, 0.64%, and 0.63% for Class A, Class C, Class I and Class I2, respectively. For performance information current to the most recent month-end, please call toll-free 1-877-345-9597.

(a)	The Fund is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I2 Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	The Bloomberg Barclays 1-3 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years. Formerly known as Bloomberg Barclays Capital U.S. 1-3 Year Govt/Credit Bond Index.

(c)	The Bloomberg Barclays 1-5 Year Govt/Credit Index is an unmanaged index which is a component of the US Government/Credit Index,which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and five years. Formerly known as Bloomberg Barclays 1-5 Year Govt/Credit Bond Index.

(d)	Class I inception date is April 13, 2017.

(e)	Class I2 inception date is July 15, 2013.

(f)	Class A and C inception date is February 28, 2019.

Comparison of the Change in Value of a $5,000,000 Investment

Top Holdings by Industry	Percentage of Net Assets
Automobiles	13.9%
Consumer Cyclical	13.8%
Financial	13.3%
Industrial	11.7%
Communications	8.1%
Other	6.8%
Consumer Non-Cyclical	6.1%
Energy	5.5%
Commercial Mortage Backed Securities	4.5%
US Treasury Note	4.1%
Other Assets in Excess of Liabilities	12.2%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS
June 30, 2019

Par Value		Coupon Rate (%)		Maturity	Fair Value
	ASSET BACKED SECURITIES - 26.9%
	AUTOMOBILES - 13.9%
$1,500,000	Americredit Automobile Receivables Trust 2016-4	2.7400		12/8/2022	$1,506,229
1,000,000	Americredit Automobile Receivables Trust 2019-1	3.6200		3/18/2025	1,028,183
2,000,000	CarMax Auto Owner Trust 2017-3	3.4600		10/16/2023	2,030,641
1,000,000	CarMax Auto Owner Trust 2018-1	2.9500		11/15/2023	1,008,683
1,050,000	CarMax Auto Owner Trust 2018-2	3.9900		4/15/2025	1,083,404
4,000,000	Credit Acceptance Auto Loan Trust 2019-1 ^	3.7500		4/17/2028	4,117,664
1,340,000	Drive Auto Receivables Trust 2016-C ^	4.1800		3/15/2024	1,361,319
2,700,000	Drive Auto Receivables Trust 2018-1	3.8100		5/15/2024	2,748,777
1,225,000	First Investors Auto Owner Trust ^	4.9200		8/15/2024	1,264,928
735,000	First Investors Auto Owner Trust 2015-2 ^	5.5900		11/15/2022	748,478
530,000	First Investors Auto Owner Trust 2017-2 ^	2.6500		11/15/2022	531,019
1,250,000	First Investors Auto Owner Trust 2017-2 ^	5.4800		10/15/2024	1,300,289
1,118,555	Santander Drive Auto Receivables Trust 2015-1	3.2400		4/15/2021	1,119,392
1,200,000	Santander Drive Auto Receivables Trust 2017-1	3.1700		4/17/2023	1,209,934
2,000,000	Santander Drive Auto Receivables Trust 2019-1	3.6500		4/15/2025	2,060,176
2,595,000	Santander Retail Auto Lease Trust 2019-A ^	3.6600		5/20/2024	2,633,152
1,459,190	Toyota Auto Receivables 2017-B Owner Trust	1.7600		7/15/2021	1,456,894
2,941,000	Westlake Automobile Receivables Trust 2018-1 ^	3.4100		5/15/2023	2,963,769
2,000,000	Westlake Automobile Receivables Trust 2019-1 ^	4.4900		7/15/2024	2,044,197
					32,217,128
	COMMERCIAL MORTAGE BACKED SECURITIES - 4.5%
680,477	COMM 2012-CCRE5 Mortgage Trust ^	4.4647	#	12/10/2022	698,384
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 ^	4.5000		7/15/2022	3,040,500
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	3.9300		9/15/2022	2,068,964
2,679,484	Morgan Stanley Capital I Trust 2011-C1 ^	5.0330	#	1/15/2021	2,737,376
2,000,000	Wells Fargo Commercial Mortgage Trust 2016-NXS6	2.3990		9/15/2021	2,004,056
					10,549,280
	FINANCIAL - 0.5%
1,175,000	American Express Credit Account Master Trust	1.7700		11/15/2022	1,171,113

	OTHER - 6.8%
2,000,000	Daimler Trucks Retail Trust 2019-1 ^	2.7700		8/15/2022	2,018,604
2,000,000	Madison Park Funding XXIII Ltd., Quarterly US LIBOR +1.7000% ^	4.0369	*	7/27/2030	2,001,218
1,250,000	Oaktree EIF II Series A1 Ltd., Quarterly US LIBOR +1.4500% ^	4.0380	*	7/17/2029	1,252,901
1,500,000	Octagon Investment Partners XV Ltd., Quarterly US LIBOR +1.7500% ^	4.3415	*	7/19/2030	1,504,279
2,000,000	PFS Financing Corp. ^	2.4000		10/17/2022	2,004,067
1,250,000	PFS Financing Corp. ^	2.8600		4/15/2024	1,265,124
1,013,229	Towd Point Mortgage Trust 2017-5, Monthly US LIBOR +0.6000% ^	3.0044	*	2/25/2057	1,012,835
931,077	Towd Point Mortgage Trust 2017-6 ^	2.7500	#	10/25/2057	938,834
1,171,049	Towd Point Mortgage Trust 2018-2 ^	3.2500	#	3/25/2058	1,194,538
2,568,810	Towd Point Mortgage Trust 2018-3 ^	3.7500	#	5/25/2058	2,679,635
					15,872,035
	UNIFORM MORTAGE BACKED SECURITIES - 1.2%
2,709,073	Fannie Mae Pool	4.0000		8/1/2048	2,800,605

	TOTAL ASSET BACKED SECURITIES (Cost $61,750,349)				62,610,161

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Coupon Rate (%)		Maturity	Fair Value
	CORPORATE BONDS - 61.4%
	BASIC MATERIALS - 4.1%
$1,000,000	ArcelorMittal	6.2500		2/25/2022	$1,085,294
3,004,000	Blue Cube Spinco LLC	9.7500		10/15/2023	3,326,930
500,000	HB Fuller Co.	4.0000		2/15/2027	465,000
2,000,000	Huntsman International LLC	5.1250		11/15/2022	2,116,083
500,000	Mercer International, Inc.	7.7500		12/1/2022	519,375
1,500,000	NOVA Chemicals Corp. ^	5.2500		8/1/2023	1,526,250
500,000	Steel Dynamics, Inc.	5.2500		4/15/2023	509,375
					9,548,307
	COMMUNICATIONS - 7.5%
500,000	AT&T, Inc., Quarterly US LIBOR +0.9500%	3.5467	*	7/15/2021	504,531
3,075,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.7500		1/15/2024	3,151,491
1,500,000	Match Group, Inc.	6.3750		6/1/2024	1,582,500
2,000,000	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.6250		2/15/2024	2,065,000
3,000,000	Qwest Corp.	6.7500		12/1/2021	3,222,435
2,530,000	TEGNA, Inc. ^	4.8750		9/15/2021	2,542,650
358,000	TEGNA, Inc.	5.1250		7/15/2020	359,342
750,000	VeriSign, Inc.	4.6250		5/1/2023	764,100
3,050,000	VeriSign, Inc.	5.2500		4/1/2025	3,267,313
					17,459,362
	CONSUMER CYCLICAL - 12.8%
3,000,000	Air Canada ^	7.7500		4/15/2021	3,249,000
2,600,000	Allison Transmission, Inc. ^	5.0000		10/1/2024	2,661,750
3,222,000	FirstCash, Inc. ^	5.3750		6/1/2024	3,326,715
1,215,000	General Motors Financial Co, Inc.	2.4500		11/6/2020	1,211,257
1,000,000	General Motors Financial Co, Inc.	3.2000		7/13/2020	1,003,729
1,000,000	General Motors Financial Co, Inc.	4.2000		3/1/2021	1,022,513
3,000,000	Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.	6.1250		12/1/2024	3,217,500
2,000,000	Lennar Corp.	4.5000		11/15/2019	2,012,500
2,740,000	LKQ Corp.	4.7500		5/15/2023	2,781,100
1,250,000	Penske Automotive Group, Inc.	3.7500		8/15/2020	1,256,250
1,750,000	Penske Automotive Group, Inc.	5.7500		10/1/2022	1,778,437
3,000,000	PulteGroup, Inc.	4.2500		3/1/2021	3,067,500
3,025,000	Scotts Miracle-Gro Co.	6.0000		10/15/2023	3,162,274
					29,750,525
	CONSUMER NON-CYCLICAL - 6.1%
3,000,000	Ashtead Capital, Inc. ^	5.6250		10/1/2024	3,116,250
2,300,000	Central Garden & Pet Co.	6.1250		11/15/2023	2,397,750
1,145,000	Constellation Brands, Inc.	2.0000		11/7/2019	1,142,562
3,145,000	CVS Health Corp., Quarterly US LIBOR+ 0.72%	3.1730	*	3/9/2021	3,159,906
2,080,000	Hill-Rom Holdings, Inc. ^	5.7500		9/1/2023	2,154,984
1,000,000	Keurig Dr Pepper, Inc.	3.5510		5/25/2021	1,021,888
1,100,000	United Rentals North America, Inc.	4.6250		7/15/2023	1,126,950
					14,120,290
	ENERGY - 5.5%
1,000,000	Diamondback Energy, Inc. ^	4.7500		11/1/2024	1,032,500
2,150,000	Diamondback Energy, Inc.	5.3750		5/31/2025	2,265,562
3,095,000	Holly Energy Partners LP / Holly Energy Finance Corp. ^	6.0000		8/1/2024	3,234,275
3,000,000	Murphy Oil Corp.	4.0000		6/1/2022	3,022,500
1,041,000	Parsley Energy LLC / Parsley Finance Corp. ^	6.2500		6/1/2024	1,085,243
2,000,000	Peabody Energy Corp. ^	6.0000		3/31/2022	2,055,000
					12,695,080

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2019

Par Value		Coupon Rate (%)		Maturity	Fair Value
	CORPORATE BONDS - 61.4% (Continued)
	FINANCIAL - 11.6%
$3,000,000	Brown & Brown, Inc.	4.2000		9/15/2024	$3,170,536
1,750,000	Capital One Financial Corp.	3.2000		1/30/2023	1,795,387
2,000,000	Charles Schwab Corp., Quarterly US LIBOR +4.82%	7.0000	#	Perpetual	2,180,790
2,750,000	Discover Bank	3.3500		2/6/2023	2,816,213
1,500,000	HAT Holdings I LLC / HAT Holdings II LLC ^	5.2500		7/15/2024	1,533,750
2,613,000	International Lease Finance Corp.	8.2500		12/15/2020	2,820,057
2,000,000	PNC Financial Services Group, Inc., Quarterly US LIBOR +3.68%	6.7500	#	Perpetual	2,123,200
2,000,000	SunTrust Banks, Inc., Quarterly US LIBOR +3.86%	5.6250	#	Perpetual	2,020,000
3,145,000	Tanger Properties LP	3.8750		12/1/2023	3,215,462
1,000,000	US Bancorp, Quarterly US LIBOR +3.49%	5.1250	#	Perpetual	1,020,350
3,000,000	VEREIT Operating Partnership LP	4.1250		6/1/2021	3,079,738
1,210,000	Zions Bancorp NA	3.5000		8/27/2021	1,235,376
					27,010,859
	INDUSTRIAL - 11.1%
4,014,000	ATS Automation Tooling Systems, Inc. ^	6.5000		6/15/2023	4,154,490
1,889,000	Graphic Packaging International LLC	4.7500		4/15/2021	1,929,141
2,402,000	Graphic Packaging International LLC	4.8750		11/15/2022	2,501,083
1,813,000	Masonite International Corp. ^	5.6250		3/15/2023	1,874,189
3,000,000	MasTec, Inc.	4.8750		3/15/2023	3,052,500
3,049,000	Mueller Water Products, Inc. ^	5.5000		6/15/2026	3,159,526
3,100,000	Norbord, Inc. ^	6.2500		4/15/2023	3,286,000
2,060,000	Oshkosh Corp.	5.3750		3/1/2025	2,142,400
3,055,000	Spirit AeroSystems, Inc., Quarterly US LIBOR +0.80%	3.2102	*	6/15/2021	3,035,704
562,000	XPO Logistics, Inc. ^	6.5000		6/15/2022	574,645
					25,709,678
	TECHNOLOGY - 1.3%
2,000,000	Open Text Corp. ^	5.6250		1/15/2023	2,065,000
1,000,000	Open Text Corp. ^	5.8750		6/1/2026	1,060,300
					3,125,300
	UTILITIES - 1.4%
3,000,000	Vistra Energy Corp.	7.6250		11/1/2024	3,179,940

	TOTAL CORPORATE BONDS (Cost $140,630,497)				142,599,341

	BANK LOANS - 2.6%
	COMMUNICATIONS - 0.6%
1,500,000	Match.com, 1 Month US LIBOR +2.5000%	4.3969		11/16/2022	1,501,875

	CONSUMER CYCLICAL - 1.0%
1,466,165	Four Seasons Hotels Ltd., 1 Month US LIBOR +2.0000%	4.0690		11/30/2023	1,467,089
602,737	KAR Auction Services, Inc., 3 Month US LIBOR +2.5000%	6.0921	*	3/9/2023	603,117
207,576	Servicemaster Co. LLC, 1 Month US LIBOR +2.5000%	4.3769		11/8/2023	207,966
					2,278,172
	INDUSTRIAL - 0.6%
1,350,393	Columbus McKinnon Corp., 3 Month US LIBOR +2.5000%	4.8344		1/31/2024	1,350,393

	MATERIALS - 0.4%
1,000,000	Berry Plastics, 1 Month US LIBOR +1.7500%	4.2428		6/1/2021	997,915

	TOTAL BANK LOANS (Cost $6,151,840)				6,128,355

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2019

Shares		Coupon Rate (%)		Maturity	Fair Value
	PREFERRED STOCK - 1.2%
	FINANCIAL - 1.2%
37,500	PNC Financial Services Group, Inc., Quarterly US LIBOR +4.07%	6.1250	#	5/1/2022	$1,009,500
37,025	US Bancorp, Quarterly US LIBOR +4.47%	6.5000	#	1/15/2022	992,270
26,615	Hartford Financial Services Group, Inc., Quarterly US LIBOR + 5.60%	7.8750	#	4/15/2042	742,026
					2,743,796

	TOTAL PREFERRED STOCK (Cost $2,745,282)				2,743,796

Par Value
	US GOVERNMENT & AGENCY OBLIGATIONS - 4.1%
	US TREASURY NOTE - 4.1%
$4,000,000	United States Treasury Note	1.0000		10/15/2019	3,987,344
5,550,000	United States Treasury Note	2.6250		11/15/2020	5,607,776
					9,595,120

	TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $9,525,677)				9,595,120

Shares
	SHORT-TERM INVESTMENT - 2.8%
6,525,525	First American Government Obligations Fund - Class X, 2.30% (a)
	(Cost $6,525,525)	6,525,525

	TOTAL INVESTMENTS (Cost $227,329,170) - 99.0%	$230,202,298
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%	2,322,985
	NET ASSETS - 100.0%	$232,525,283

LLC - Limited Liability Company

LP - Limited Partnership

*	Floating rate, rate shown represents the rate at June 30, 2019.

#	Variable rate, rate shown represents the rate at June 30, 2019.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 35.70% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2019

ASSETS
Investment securities:
At cost	$227,329,170
At fair value	$230,202,298
Cash at broker for bank loans	1,835,888
Dividends and interest receivable	1,768,715
Receivable for fund shares sold	330,497
Broker Commissions Receivable	80,000
Prepaid expenses	29,130
TOTAL ASSETS	234,246,528

LIABILITIES
Payable for securities purchased	1,517,500
Payable for fund shares redeemed	150,150
Investment advisory fees payable	21,685
Distributions (12b-) fees payable	5,363
Payable to related parties	26,366
Accrued expenses and other liabilities	181
TOTAL LIABILITIES	1,721,245
NET ASSETS	$232,525,283

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$231,658,720
Accumulated earnings	866,563
NET ASSETS	$232,525,283

Net Asset Value Per Share:
Class A Shares:
Net Assets	$9,584,774
Shares of beneficial interest outstanding *	962,377

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.96
Maximum offering price per share (net asset value plus maximum sales charge of 2.25%)	$10.19

Class C Shares:
Net Assets	$3,350,890
Shares of beneficial interest outstanding *	336,188

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.97

Class I Shares:
Net Assets	$17,561,208
Shares of beneficial interest outstanding *	1,762,258

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.97

Class I2 Shares:
Net Assets	$202,028,411
Shares of beneficial interest outstanding *	20,187,497

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.01

*	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2019

INVESTMENT INCOME
Dividends	$238,634
Interest, net of amortization and accretion	7,223,557
TOTAL INVESTMENT INCOME	7,462,191

EXPENSES
Investment advisory fees	746,247
Distribution (12b-1) fees
Class A	2,739
Class C	2,624
Administrative services fees	388,486
Third party administration servicing fees	22,230
Other expenses	26,820
TOTAL EXPENSES	1,189,146

Less: Fees waived by the Advisor	(417,781)

NET EXPENSES	771,365

NET INVESTMENT INCOME	6,690,826

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(1,870,219)
Net change in unrealized appreciation on investments	4,768,462
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,898,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,589,069

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENTS OF CHANGES IN NET ASSETS
June 30, 2019

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
FROM OPERATIONS
Net investment income	$6,690,826	$5,267,616
Net realized loss from investments	(1,870,219)	(306,116)
Net change in unrealized appreciation (depreciation) on investments	4,768,462	(2,478,000)
Net increase in net assets resulting from operations	9,589,069	2,483,500

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	—	(159,696)
Class I2	—	(4,412,151)
Total distribution paid *
Class A ***	(70,389)	—
Class C ***	(23,667)	—
Class I	(383,286)	—
Class I2	(6,985,310)	—
Net decrease in net assets from distributions to shareholders	(7,462,652)	(4,571,847)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A ***	9,768,261	—
Class C ***	3,362,551	—
Class I	22,882,391	9,492,297
Class I2	46,681,463	46,703,970
Reinvestment of distributions to shareholders:
Class A ***	70,389	—
Class C ***	23,667	—
Class I	379,348	159,592
Class I2	6,097,004	3,822,496
Payments for shares redeemed:
Class A ***	(282,615)	—
Class C ***	(35,038)	—
Class I	(10,687,420)	(6,200,618)
Class I2	(5,084,011)	(11,114,809)
Net increase in net assets from shares of beneficial interest	73,175,990	42,862,928

TOTAL INCREASE IN NET ASSETS	75,302,407	40,774,581

NET ASSETS
Beginning of Year	157,222,876	116,448,295
End of Year **	$232,525,283	$157,222,876

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $840,154 as of June 30, 2018.

*** Fund class commenced operation on February 28, 2019

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
June 30, 2019

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
SHARE ACTIVITY
Class A: ***
Shares Sold	983,756	—
Shares Reinvested	7,074	—
Shares Redeemed	(28,453)	—
Net increase in shares of beneficial interest outstanding	962,377	—

Class C: ***
Shares Sold	337,315	—
Shares Reinvested	2,376	—
Shares Redeemed	(3,503)	—
Net increase in shares of beneficial interest outstanding	336,188	—

Class I:
Shares Sold	2,308,626	943,537
Shares Reinvested	38,484	16,044
Shares Redeemed	(1,076,421)	(621,246)
Net increase in shares of beneficial interest outstanding	1,270,689	338,335

Class I2:
Shares Sold	4,696,431	4,645,257
Shares Reinvested	618,285	383,137
Shares Redeemed	(511,770)	(1,103,289)
Net increase in shares of beneficial interest outstanding	4,802,946	3,925,105

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A
	For the
	Period Ended
	June 30, 2019 (1)

Net asset value, beginning of period	$9.89
Activity from investment operations:
Net investment income (2)	0.10
Net realized and unrealized gain on investments	0.14
Total from investment operations	0.24
Less distributions from:
Net investment income	(0.17)
Total distributions	(0.17)
Net asset value, end of period	$9.96
Total return (3)	2.41	% (4)
Net assets, end of period (000s)	$9,585
Ratio of gross expenses to average net assets (5)	0.83	% (6)
Ratio of net expenses to average net assets (5)	0.83	% (6)
Ratio of net investment income to average net assets	3.28	% (6)
Portfolio Turnover Rate (7)	47%

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class A commenced operations on February 28, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Portfolio turnover is based on the Fund as a whole.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C
	For the
	Period Ended
	June 30, 2019 (1)

Net asset value, beginning of period	$9.89
Activity from investment operations:
Net investment income (2)	0.10
Net realized and unrealized gain on investments	0.14
Total from investment operations	0.24
Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)
Net asset value, end of period	$9.97
Total return (3)	2.46	% (4)
Net assets, end of period (000s)	$3,351
Ratio of gross expenses to average net assets (5)	1.58	% (6)
Ratio of net expenses to average net assets (5)	1.58	% (6)
Ratio of net investment income to average net assets	2.68	% (6)
Portfolio Turnover Rate (7)	47%

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class C commenced operations on February 28, 2019

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Portfolio turnover is based on the Fund as a whole.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017 (1)

Net asset value, beginning of period	$9.88	$10.02	$10.00
Activity from investment operations:
Net investment income (2)	0.34	0.37	0.07
Net realized and unrealized gain (loss) on investments	0.14	(0.19)	0.03
Total from investment operations	0.48	0.18	0.10
Less distributions from:
Net investment income	(0.39)	(0.32)	(0.08)
Total distributions	(0.39)	(0.32)	(0.08)
Net asset value, end of period	$9.97	$9.88	$10.02
Total return (3)	4.93%	1.79%	1.03	% (4)
Net assets, end of period (000s)	$17,561	$4,858	$1,535
Ratio of gross expenses to average net assets (5,6)	0.62%	0.62%	0.60	% (7)
Ratio of net expenses to average net assets (6)	0.59%	0.55%	0.55	% (7)
Ratio of net investment income to average net assets	3.43%	3.69%	3.48	% (7)
Portfolio Turnover Rate	47%	73%	88	% (4)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class I commenced operations on April 13, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class I2
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017 (1)

Net asset value, beginning of period	$9.90	$10.03	$10.00
Activity from investment operations:
Net investment income (2)	0.36	0.38	0.29
Net realized and unrealized gain (loss) on investments	0.14	(0.19)	0.03
Total from investment operations	0.50	0.19	0.32
Less distributions from:
Net investment income	(0.39)	(0.32)	(0.29)
Total distributions	(0.39)	(0.32)	(0.29)
Net asset value, end of period	$10.01	$9.90	$10.03
Total return (3)	5.12%	1.89%	3.28	% (4)
Net assets, end of period (000s)	$202,028	$152,365	$114,913
Ratio of gross expenses to average net assets (5,6)	0.61%	0.61%	0.59	% (7)
Ratio of net expenses to average net assets (6)	0.40%	0.40%	0.40	% (7)
Ratio of net investment income to average net assets	3.60%	3.79%	3.19	% (7)
Portfolio Turnover Rate	47%	73%	88	% (4)

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class I2 commenced operations on July 29, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2019

1.	ORGANIZATION

Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently consists of four classes of shares. The Fund’s Class I2 is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC, (the “Predecessor Fund”). The Predecessor Fund was organized under the laws of the State of Delaware as a limited liability company effective July 19, 2012, and commenced operations on July 15, 2013. Class I commenced operations on April 13, 2017. Class A and Class C commenced operations on February 28, 2019. The Predecessor Fund’s investment objective was to generate current income consistent with a strategy that focuses on capital preservation, without taking significant duration risk. The Fund seeks income generation as a principal objective and capital preservation and total return as secondary objectives.

Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor,

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NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2019, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$62,610,161	$—	$62,610,161
Corporate Bonds	—	142,599,341	—	142,599,341
Bank Loans	—	6,128,355	—	6,128,355
Preferred Stock	2,743,796	—	—	2,743,796
US Government Obligations	—	9,595,120	—	9,595,120
Short-Term Investment	6,525,525	—	—	6,525,525
Total	$9,269,321	$220,932,977	$—	$230,202,298

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Gains and losses realized on principal payments of asset-backed securities and bank loans (paydown gains and losses) are classified as part of investment income.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid quarterly. Distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2016, June 30, 2017 and June 30, 2018 or expected to be taken in the Fund’s June 30, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense of the Statement of Operations. During the year ended June 30, 2019, the Fund did not incur any interest or penalties.

Fixed Income Risk – When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Bank Loans Risk – The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (in some cases, longer than 7 days), potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. The Fund may need a line of credit in order to meet redemptions during these periods, which may increase the Fund’s expenses. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $147,012,390 and $82,874,616, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Boyd Watterson Asset Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.40%. Pursuant to the advisory agreement, the Fund accrued $746,247 in advisory fees for the year ended June 30, 2019.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) until at least October 31, 2019 for classes I and I2, and February 27, 2020 for classes A and C, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), will not exceed 0.89%, 1.59%, 0.60%, and 0.40%, of the daily average net assets attributable to Class A, Class C, Class I, and Class I2, shares, respectively. Prior to November 1, 2018, total expenses incurred by Class I did not exceed 0.55%. The Advisor may seek reimbursement for expenses waived or paid by it during the prior years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The Board may terminate this expense reimbursement arrangement at any time. For the period ended June 30, 2017, the Advisor waived fees in the amount of $171,485, which is subject to recapture through June 30, 2020, pursuant to the Waiver Agreement. For the year ended June 30, 2018, the Advisor waived fees in the amount of $286,045 which is subject to recapture through June 30, 2021, pursuant to the Waiver Agreement. For the year ended June 30, 2019, the Advisor waived fees in the amount of $417,781 which is subject to recapture through June 30, 2022, pursuant to the Waiver Agreement

The Trust has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable the Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended June 30, 2019:

Class	Distribution (12b-1) fee
Class A	$2,739
Class C	2,624

Northern Lights Distributors, LLC (the “Distributor” or “NLD”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended June 30, 2019, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, the Fund pays GFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. In accordance with this agreement, GFS pays for all other operating expenses for the Fund, including but not limited to legal fees, audit fees, compliance services and custody fees (“universal fee”). Administration fees for the Fund is .20% for Class A, C, and I, and is .19%, for Class I2. GFS shall not be obligated to pay the management fee, sales, marketing or other distribution-related expenses, sub-transfer agency or networking fees, any front-end or contingent deferred loads, brokerage fees and commission, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes; and extraordinary expenses, such as litigation or proxy expenses. As of June 30, 2019, the amounts owed to GFS were $26,366 for the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”) an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS (as part of the universal fee).

Compensation to Trustees. The total amount allocated to the Fund for the year ended June 30, 2019 was $12,945 (as part of the universal fee).

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $227,551,744 for the Boyd Watterson Limited Duration Enhanced Income Fund, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,999,656
Unrealized depreciation	(349,102)
Net unrealized appreciation	$2,650,554

The tax character of distributions paid for the years ended June 30, 2019 and June 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2019	June 30, 2018
Ordinary Income	$7,462,652	$4,700,966
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$7,462,652	$4,700,966

As of June 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

		Post October			Unrealized	Total
Undistributed	Undistributed	Loss and Late	Capital Loss	Other Book/Tax	Appreciation/	Accumulated
Ordinary Income	Long-Term Gains	Year Loss	Carry Forwards	Differences	(Deprecation)	Earnings/(Deficits)
$380,464	$—	$(1,755,015)	$(400,066)	$(9,374)	$2,650,554	$866,563

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation from investments is primarily attributable to tax adjustments for contributions-in-kind, trust preferred securities and perpetual bonds.

At June 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$400,066	$—	$400,066	$—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ $1,755,015.

Permanent book and tax differences, primarily attributable to tax adjustments for contributions-in-kind, and non-deductible expenses, resulted in reclassifications for the Fund for the year ended June 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(41,867)	$41,867

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

6.	LINE OF CREDIT

On October 26, 2018, the Fund entered into a committed revolving line of credit agreement with PNC Bank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is $7,000,000. Borrowings are secured by assets held by the Fund at the custodian. The Fund has granted PNC Bank a first priority perfected security interest in the collateral pledged by the Fund. Borrowings under the PNC Bank agreement bear interest at a rate equal to the Daily LIBOR Rate plus applicable margin of 2.00%, per annum, on the outstanding principal balance. The PNC Bank agreement matures on October 26, 2019. For the year ended June 30, 2019, there were no borrowings for the Fund and no balance outstanding as of year-end.

7.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017- 08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boyd Watterson Limited Duration Enhanced Income Fund and

Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of June 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Renewal of Advisory Agreement – Boyd Watterson Limited Duration Enhanced Income Fund*

In connection with a meeting held on May 29th and 30th, 2019, the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Boyd Watterson Asset Management, LLC (the “Adviser”) and the Trust, with respect to the Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services. The Board acknowledged that the Adviser was an independent investment firm founded in 1928 offering a variety of fixed income, real estate and equity investment strategies for an array of clients. The Board evaluated the Adviser’s experience with fixed income investments, noting that the Adviser had expertise in economic and market analysis and was knowledgeable regarding the features and risks associated with a variety of fixed income security types, noting that the Adviser continually adjusted the Fund’s portfolio in response to market conditions. The Board noted that the management team was comprised of individuals having extensive industry and compliance experience. The Board discussed the Adviser’s comprehensive plan to manage risk utilizing quantitative and qualitative metrics, noting that identification and management of risk was integrated into the Adviser’s portfolio investment, construction and management process. The Board noted that the Adviser’s proprietary portfolio management system monitored compliance on a daily basis. The Board acknowledged the quality of the Adviser’s Best Execution Committee, noting that it approved broker-dealers based upon a review of the broker’s service, including but not limited to, commission rates, execution quality, research, financial and reputational responsibility, and operations. The Board concluded that the Adviser was expected to continue to provide high quality service to the Fund and its shareholders.

Performance. The Board considered that the Fund outperformed its benchmark in the 1-year and since inception periods, and had outperformed its peer group and Morningstar category for the 1-year period. The Board acknowledged that the Fund underperformed its peer group and Morningstar category in the since inception period. The Board noted that the Fund was in the top quartile for both standard deviation and Sharpe ratio for the 1-year and since inception periods relative to the peer group. The Board discussed the Fund’s performance over time, noting that the allocation to lower quality credit instruments during 2018 caused returns to be lower than the Adviser had anticipated. The Board acknowledged that in the first quarter of 2019, the Fund had produced positive returns and defensively repositioned the portfolio with more exposure to higher credit quality investments, which also resulted in outperformance relative to the Fund’s

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

benchmark. Although past performance is not indicative of future returns, the Board concluded that the Adviser could provide reasonable results for the Fund and its shareholders.

Fees and Expenses. The Board considered that the Adviser’s advisory fee was lower than its peer group median and average and Morningstar category median and average. The Board also considered that the Fund’s net expense ratio was lower than the medians and averages of the peer group and Morningstar category. Given these considerations, the Board concluded that the Adviser’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund, noting that the Adviser believed it would benefit from economies of scale when it reached higher asset levels. The Board acknowledged that the fees and expenses for the Adviser were currently below the peer group and Morningstar category averages. The Board agreed to monitor and revisit this issue as the Fund continued to grow assets.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its advisory services to the Fund and noted that the Adviser’s net fees were marginally higher than the Adviser’s expenses incurred to manage the Fund. The Board concluded, therefore, that excessive profitability for the Adviserwas not an issue at this time.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for the Fund was not unreasonable and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Boyd Watterson Limited Duration Enhanced Income Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019 (the “period”).

Actual Expenses

The actual table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	1/1/19	6/30/19	1/1/19 - 6/30/19 *	1/1/19 – 6/30/19
Class A	$1,000.00	$1,024.10	$4.15	0.83%
Class C	$1,000.00	$1,024.60	$7.92	1.58%
Class I	$1,000.00	$1,056.40	$3.01	0.59%
Class I2	$1,000.00	$1,057.20	$2.04	0.40%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	1/1/19	6/30/19	1/1/19 – 6/30/19 *	1/1/19 – 6/30/19
Class A	$1,000.00	$1,020.69	$4.14	0.83%
Class C	$1,000.00	$1,016.97	$7.89	1.58%
Class I	$1,000.00	$1,021.87	$2.96	0.59%
Class I2	$1,000.00	$1,022.81	$2.01	0.40%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of June 30, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

6/30/19-NLFT III-v1

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC.
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-345-9597.

6/30/19-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-345-9597 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-345-9597.

INVESTMENT ADVISOR
Boyd Watterson Asset Management, LLC
1801 East 9th Street, Suite 2900
Cleveland, Ohio 44114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $18,000

2018 – $18,000

(b)	Audit-Related Fees

2019 - None

2018 – None

(c)	Tax Fees

2019 - $3,500

2018 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019    2018

Audit-Related Fees:            0.00%  0.00%

Tax Fees:           0.00%  0.00%

All Other Fees:          0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,500

2018 - $ 3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 9/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 9/9/2019

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/9/2019